Option One: Principal Payment Priorities:

A1 [Aaa/AAA] [%]	A5 [Aaa/AAA] [%]

Principal will be paid concurrently to:

1.

To the Class A5 Certificates, the Class A5 Priority Amount; and

2.

Class A1 and Class A4 Certificates (sequentially)

Class A5 is a senior non-accelerating class subject to a lock-out period of 36 months with respect to scheduled and unscheduled Principal Payments.

A4 [Aaa/AAA] [%]
M1 [TBD] [%]		For the first 36 months or when a Trigger Event is in effect the Class M1, Class M2, and Class M3 Certificates will generally not receive payments of principal.
M2 [TBD] [%]
M3 [TBD] [%]

OPTION TWO :

Class	Approx. Size ($) (1)	Coupon / Margin (2) (3)	Expected Initial C/E (4) (%)	Legal Final Maturity	Expected Ratings (Moody’s/S&P) (5)
A1(6) (7) (8)	[$202,003,000.00]	LIBOR + [%]	[]%	December 25, 2035	[Aaa/AAA]
A2 (6) (7)	[$81,299,000.00]	[%]	[]%	December 25, 2035	[Aaa/AAA]
A3 (6) (7)	[$61,384,419.90]	[%]	[]%	December 25, 2035	[Aaa/AAA]
A5 (6) (7) (9)	[$38,298,491.00]	[%]	[]%	December 25, 2035	[Aaa/AAA]
M1(6) (7)	[$16,908,756.00]	[%]	[]%	December 25, 2035	[TBD]
M2 (6) (7)	[$7,598,502.70]	[%]	[]%	December 25, 2035	[TBD]
M3 (6) (7)	[$5,832,977.35]	[%]	[]%	December 25, 2035	[TBD]

* The above coupons are the expected values; however they will change and be finalized at pricing.

** The M1, Class M2 and Class M3 Certificates are not being offered herein.

(1)

The bond sizes are based on the October 1, 2005 collateral balance (the “ Statistical Cut-off Date Balance”), as shown on pages 6-15. Actual bond sizes will be based on the November 1, 2005 collateral balance (the “Cut -off Date Balance”). Subject to a permitted variance of + 10 % in the aggregate.

(2)

The interest rates for the Class A1, Class A2 , Class A3, Class A5 , Class M1, Class M2, and Class M3 Certificates for any Accrual Period will be equal to the lesser of (1) the rate described above and (2) the Net Funds Cap (as defined below) .

(3)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the margin for the Class A1 Certificates will double, the interest rate for each of the Class A2 , Class A 3, Class A5 Certificates will increase by 0.50%, and the interest rate for each of the Class M1, Class M2 and Class M3 Certificates will increase by 0.75%, in each case subject to the Net Funds Cap.

(4)

The expected initial credit enhancement percentage includes the target overcollateralization of [ ]%, and will be supplemented by initial excess spread which will provide additional credit enhancement.

(5)

All Classes of Senior Certificates are expected to be rated by S&P and Moody’s.

(6)

Accrued interest will be applied to the Class A2 , Class A 3, Class A5, Class M1, Class M2 and Class M3 Certificates. The Class A1 Certificates will settle flat.

(7)

The Class A1 , Class A2 , Class A3 and Class A5 Certificates are the Senior Certificates; Class M1, Class M2 and Class M3 are the Subordinate Certificates.

(8)

An interest rate cap will be purchased for the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the related fixed rate mortgage loans. Proceeds derived from the Interest Rate Cap will be applied to cover basis risk shortfalls on the Class A1 Certificates but not credit losses on the mortgage loans. The [thirty-six ] month Interest Rate Cap will have a strike rate as set forth in the table on page five of this termsheet . It will contribute cash in the event one -month LIBOR rises above the strike rate.

(9)

The Class A5 Certificates are non-accelerating Senior Certificates.

Option Two: Principal Payment Priorities:

A1 [Aaa/AAA] L + [ %]	A5 [Aaa/AAA] [%]	Principal will be paid concurrently to: 1. To the Class A5 Certificates, the Class A5 Priority Amount; and
A2 [Aaa/AAA] [%]

2.

Class A1, Class A2 and Class A3 Certificates (sequentially)

Class A5 is a senior non-accelerating class subject to a lock-out period of 36 months with respect to scheduled and unscheduled Principal Payments.

A3 [Aaa/AAA] [%]
M1 [TBD] [%]		For the first 36 months or when a Trigger Event is in effect the Class M1, Class M2, and Class M3 Certificates will generally not receive payments of principal.
M2 [TBD] [%]
M3 [TBD] [%]

A1 Interest Rate Cap

An Interest Rate Cap will be purchased by the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the fixed rate mortgage loans. The thirty-six month Interest Rate Cap will have a strike rate as set forth in the table below. It will contribute cash in the event one-month LIBOR rises above the strike rate. The Notional Balance of the Interest Rate Cap will be equal to the following schedule:

Distribution Dates (Months)	Notional Balance for Interest Rate Cap	Strike Rate (%)	Distribution Dates	Notional Balance for Interest Rate Cap	Strike Rate (%)
			(Months)
1	$202,003,000.00	7.79757	19	96,916,119.75	6.24025
2	198,287,423.80	6.23998	20	90,978,923.70	6.45662
3	194,189,058.72	6.23999	21	85,153,427.91	6.24031
4	189,714,925.30	6.93535	22	79,437,544.89	6.24033
5	184,873,157.72	6.24000	23	73,829,226.02	6.45671
6	179,672,986.88	6.45634	24	68,326,460.74	6.24039
7	174,125,113.15	6.24001	25	62,927,275.96	6.45677
8	168,240,872.22	6.45635	26	57,629,735.26	6.24045
9	162,032,614.15	6.24002	27	52,431,938.28	6.24048
10	155,513,665.58	6.24003	28	47,332,020.01	6.68813
11	148,698,805.21	6.45637	29	42,328,150.15	6.24054
12	141,787,948.78	6.24006	30	37,418,532.48	6.45692
13	135,006,981.59	6.45642	31	32,601,404.19	6.24060
14	128,353,477.85	6.24011	32	27,875,035.32	6.45698
15	121,825,056.89	6.24014	33	23,237,728.07	6.24066
16	115,419,382.30	6.93554	34	18,687,816.28	6.24069
17	109,134,161.14	6.24019	35	14,223,664.79	6.45708
18	102,967,143.11	6.45656	36	9,843,668.90	6.24075

On each Payment Date, the cap provider will make payments equal to the product of (a) the excess, if any, of one-month LIBOR for such determination date over the strike rate, (b) the actual number of days in the corresponding accrual period for the transaction divided by 360, and (c) the lesser of the notional balance set forth above and the class principal amount of the Class A1 Certificates. Payments received under the Interest Rate Cap will only be available to benefit the Class A1 Certificates or, in certain cases, the Class X Certificates.

Contacts
MBS Trading and Structuring	Rich McKinney	(212) 526-8320
	Khalil Kanaan	(212) 526-8320
	Sandeep Bharatwaj	(212) 526-8320
MBS Banking	Joe Kelly	(212) 526-4274
	Brian Lin	(212) 526-0876
	Maxine Wolfowitz	(212) 526-2751

LXS 2005-8 Collateral Summary for Pool 1*

Total Number of Loans	2,329	Occupancy Status
Total Outstanding Loan Balance	$417,500,148	Primary Home	63.02%
Average Loan Principal Balance	$179,261	Investment	31.88%
Percentage of Loans with Prepayment Penalties	42.97%	Second Home	5.10%
Weighted Average Coupon	6.968%
Weighted Average Original Term (mo.)	356
Weighted Average Remaining Term (mo.)	356	Geographic Distribution
Weighted Average Loan Age (mo.)	0	(Other states account individually for less than
Weighted Average Original LTV	77.183%	5% of the Cut-off Date principal balance.)
Original LTV > 80 and no MI (whole pool)	0.39%	FL	11.31%
Non-Zero Weighted Average FICO	702	CA	10.90%
		TX	9.35%
Prepayment Penalty (years)		NY	8.36%
None	57.03%	AZ	5.52%
0.001 - 1.000	7.13%
1.001 - 2.000	2.55%
2.001 - 3.000	31.01%	Lien Position
4.001 - 5.000	2.27%	First	100.00%

*    The Mortgage Loan collateral tables shown have a statistical cut-off date of October 1, 2005.

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics for Pool 1

Collateral characteristics are listed below as of the Statistical Cut-off date

	Scheduled Principal Balances
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
($)
0.01 - 50,000.00	91	$3,607,933.72	0.86%
50,000.01 - 100,000.00	522	40,527,765.21	9.71
100,000.01 - 150,000.00	616	75,837,183.53	18.16
150,000.01 - 200,000.00	405	70,343,423.32	16.85
200,000.01 - 250,000.00	213	47,473,762.67	11.37
250,000.01 - 300,000.00	166	45,474,052.64	10.89
300,000.01 - 350,000.00	106	34,369,687.55	8.23
350,000.01 - 400,000.00	72	26,996,261.67	6.47
400,000.01 - 450,000.00	42	18,114,283.44	4.34
450,000.01 - 500,000.00	38	18,049,498.04	4.32
500,000.01 - 550,000.00	18	9,430,070.09	2.26
550,000.01 - 600,000.00	20	11,477,500.03	2.75
600,000.01 - 650,000.00	6	3,779,430.14	0.91
650,000.01 - 700,000.00	2	1,368,642.72	0.33
700,000.01 - 750,000.00	4	2,949,195.90	0.71
750,000.01 - 800,000.00	1	800,000.00	0.19
800,000.01 - 850,000.00	3	2,488,557.36	0.60
950,000.01 - 1,000,000.00	2	1,999,900.00	0.48
1,000,000.01 - 1,250,000.00	1	1,113,000.00	0.27
1,250,000.01 - 1,500,000.00	1	1,300,000.00	0.31
Total:	2,329	$417,500,148.03	100.00%
Minimum:	$19,077
Maximum:	$1,300,000
Average:	$179,261

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off date
Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
5.001 - 5.500	3	$818,234.71	0.20%
5.501 - 6.000	124	25,927,324.21	6.21
6.001 - 6.500	333	63,506,728.25	15.21
6.501 - 7.000	992	184,867,914.84	44.28
7.001 - 7.500	441	76,578,712.82	18.34
7.501 - 8.000	264	40,674,269.12	9.74
8.001 - 8.500	114	16,496,038.88	3.95
8.501 - 9.000	37	4,696,120.89	1.12
9.001 - 9.500	13	3,036,606.46	0.73
9.501 - 10.000	5	405,270.31	0.10
10.001 - 10.500	3	492,927.54	0.12
Total:	2,329	$417,500,148.03	100.00%
Minimum:	5.500%
Maximum:	10.250%
Weighted Average:	6.968%

Collateral Characteristics for Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off date

Original Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
171 – 180 181 – 240 241 – 300 301 - 360	57 13 2 2,257	$7,056,771.45 1,855,498.04 170,681.11 408,417,197.43	1.69% 0.44 0.04 97.82
Total:	2,329	$417,500,148.03	100.00%

Minimum:

180

Maximum:

360

Weighted Average:

356

Remaining Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 180 181 - 240 241 - 360	57 13 2,259	$7,056,771.45 1,855,498.04 408,587,878.54	1.69% 0.44 97.87
Total:	2,329	$417,500,148.03	100.00%

Minimum:

152

Maximum:

360

Weighted Average:

356

Collateral Characteristics forPool 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off date

	Original Loan-to-Value Ratio
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
(%)
0.001 - 10.000	2	$44,077.34	0.01%
10.001 - 20.000	6	363,690.19	0.09
20.001 - 30.000	11	3,222,735.19	0.77
30.001 - 40.000	15	2,295,341.53	0.55
40.001 - 50.000	27	3,827,959.15	0.92
50.001 - 60.000	75	13,334,758.05	3.19
60.001 - 70.000	196	40,450,767.77	9.69
70.001 - 80.000	1,806	321,557,243.58	77.02
80.001 - 90.000	123	20,844,242.07	4.99
90.001 - 100.000	68	11,559,333.16	2.77
Total:	2,329	$417,500,148.03	100.00%

Minimum:

9.790%

Maximum:

95.000%

Weighted Average:

77.183%

Collateral characteristics are listed below as of the Statistical Cut-off date

	FICO Score
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance

None	2	$455,082.82	0.11%
441 - 460	1	59,728.61	0.01
501 - 520	1	107,492.64	0.03
521 - 540	1	188,633.37	0.05
561 - 580	3	360,555.95	0.09
581 - 600	5	686,000.00	0.16
601 - 620	18	3,533,333.93	0.85
621 - 640	179	33,033,658.96	7.91
641 - 660	243	46,117,581.03	11.05
661 - 680	333	60,358,912.04	14.46
681 - 700	401	75,382,742.37	18.06
701 - 720	336	57,215,352.14	13.70
721 - 740	249	43,246,099.32	10.36
741 - 760	246	43,980,787.38	10.53
761 - 780	183	30,686,172.36	7.35
781 - 800	97	17,255,809.02	4.13
801 - 820	30	4,513,056.09	1.08
881 - 900	1	319,150.00	0.08
Total:	2,329	$417,500,148.03	100.00%
Non-Zero Minimum:	458
Maximum:	888
Non-Zero Weighted Average:	702

Collateral characteristics are listed below as of the Statistical Cut-off date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase Cash Out Refinance Rate/Term Refinance	1,477 696 156	$251,223,301.28 140,302,648.57 25,974,198.18	60.17% 33.61 6.22
Total:	2,329	$417,500,148.03	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family PUD 2- 4 Family Condo Coop Townhouse	1,342 457 328 200 1 1	$226,029,895.94 87,008,068.04 69,497,162.93 34,786,510.60 98,610.52 79,900.00	54.14% 20.84 16.65 8.33 0.02 0.02
Total:	2,329	$417,500,148.03	100.00%

Collateral characteristics are listed below as of the Statistical Cut-off date

	States – Top 10
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance

FL	263	$47,206,789.39	11.31%
CA	147	45,524,142.76	10.90
TX	337	39,030,775.03	9.35
NY	123	34,886,786.69	8.36
AZ	110	23,063,632.17	5.52
NJ	71	19,459,527.74	4.66
VA	86	18,932,449.35	4.53
MD	81	15,574,405.50	3.73
CO	63	13,215,801.33	3.17
IL	76	13,013,449.13	3.12
Other	972	147,592,388.94	35.35
Total:	2,329	$417,500,148.03	100.00%

Interest Only Loan Term
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None 60 120	1,592 28 709	$252,798,897.94 7,258,447.07 157,442,803.02	60.55% 1.74 37.71
Total:	2,329	$417,500,148.03	100.00%

Balloon Loan Flag
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Balloon Fully Amortizing	4 2,325	$528,937.56 416,971,210.47	0.13% 99.87
Total:	2,329	$417,500,148.03	100.00%

Collateral characteristics are listed below as of the Statistical Cut-off date

Prepayment Penalty in Years
(Years)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None 0.083 0.333 0.417 0.500 1.000 2.000 3.000 5.000	1,319 1 7 1 16 105 52 779 49	$238,099,753.40 100,500.00 1,899,668.53 435,500.00 3,190,664.53 24,137,677.09 10,660,546.65 129,486,697.46 9,489,140.37	57.03% 0.02 0.46 0.10 0.76 5.78 2.55 31.01 2.27
Total:	2,329	$417,500,148.03	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Limited No Documentation Full No Ratio	1,016 521 600 192	$196,227,078.36 89,241,491.90 87,402,891.15 44,628,686.62	47.00% 21.38 20.93 10.69
Total:	2,329	$417,500,148.03	100.00%

Collateral characteristics are listed below as of the Statistical Cut-off date

Seasoning
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 0 1 - 12 13 - 24 25 - 36 37 - 48 61 - 72	1,633 690 3 1 1 1	$294,685,269.08 122,226,858.52 315,206.68 30,477.10 134,844.01 107,492.64	70.58% 29.28 0.08 0.01 0.03 0.03
Total:	2,329	$417,500,148.03	100.00%

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

[$422,106,000]

(APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)

LXS 2005-8

SENIOR TERM SHEET

SENIOR / SUBORDINATE REMIC CERTIFICATES

AURORA LOAN SERVICES LLC, MASTER SERVICER

[TBD], TRUSTEE

Class	Approximate Size ($)	Initial Coupon (1)	Approx. Initial C/E (2)	Approx. Targeted C/E (3)	Legal Final Maturity	Expected Ratings S&P/Moody’s
1-A1 (5) 1-A2 (5) 1-A3 (5) 1-A4 (5) 1-M1(4) (5) 1-M2 (4) (5) 1-M3 (4) (5)	$[178,440,252] $[115,372,751] $[48,777,433] $[38,065,604] $[23,341,949] $[9,750,656] $[8,357,705]	1mL + [0.10]% 1mL + [0.22]% 1mL + [0.35]% 1mL + [0.38]% 1mL + [0.55]% 1mL + [0.75]% 1mL + [2.00]%	[19.82%] [19.82%] [19.82%] [9.82%] [4.29%] [1.98%] [0.00%]	[20.17%] [20.17%] [20.17%] [10.17%] [4.64%] [2.33%] [0.35%]	[12/2035] [12/2035] [12/2035] [12/2035] [12/2035] [12/2035] [12/2035]	[AAA/Aaa] [AAA/Aaa] [AAA/Aaa] [AAA/Aaa] [TBD] [TBD] [TBD]

(1)

Each Class of Certificates will accrue interest at a rate of One Month LIBOR plus a specified spread subject to the Pool 1 Net Funds Cap. The margin on the Class 1-A1, Class 1-A2, Class 1-A3 and Class 1-A4 Certificates will increase to 2 times the stated margin for such class on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised, subject to the Pool 1 Net Funds Cap . The margin on the Class 1-M1, Class 1-M2 and Class 1-M3 Certificates will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised, subject to the Pool 1 Net Funds Cap . One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2)

 Initial credit support (“C/E”) for a class equals (i) the percentage of the certificates subordinate to such class plus (ii) the initial overcollateralization (“O/C”) amount. The initial O/C amount on the Closing Date will equal 0.00% of the Cut-off Date collateral balance. Rating levels are subject to final approval. Note that Class 1-A4 is a Support Senior and is subordinate to Class 1-A1, Class 1-A2 and Class 1-A3, each of which is a Super Senior.

(3)

Assumes Initial O/C of 0.00% has been built to reach the O/C Target. The O/C Target is [0.35%] of the November 1, 2005 collateral balance (the “Cut-Off Date Balance”).

(4)

The Class 1-M1, Class 1-M2 and Class 1-M3 Certificates are not offered hereby.

(5)

An interest rate swap will be purchased for the Trust for the benefit of the Pool 1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the mismatch between the weighted average net coupon of the Pool 1 Mortgage Loans with initial fixed interest rate period and the index on the Pool 1 Senior Certificates. Proceeds derived from the Interest Rate Swap will be applied to cover credit losses on the mortgage loans as well as basis risk shortfalls on the Pool 1 Certificates. The [thirty-six] month Interest Rate Swap will obligate the Trust to pay a strike rate as set forth in the table on page 2 of this termsheet on the swap notional amount in each period. The Trust will receive payments equal to an annual rate of [one-month LIBOR] on the swap notional amount for each period over the life of the Interest Rate Swap.

STRUCTURE

Principal

•

Subordinate Certificates will be locked-out from distributions of principal until the earlier of (1) the later of (a) the first 36 Distribution Dates or (b) until the Senior Enhancement Percentage is greater than [20.34%] or (2) the Distribution Date on which the Class 1-A Certificates have been reduced to zero (the “Stepdown Date”).

•

On or after the Stepdown Date, provided a Trigger Event (described below) is not in effect, principal will be distributed to the Class 1-A Certificates until the targeted enhancement percentage has been reached. Once the targeted enhancement percentage has been reached, all principal will then be allocated sequentially to the Subordinate Certificates so that the credit enhancement behind each class equals two times the respective initial enhancement percentage for such class.

Cumulative Loss Trigger
Event:

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Principal Balance, exceeds the applicable percentages described below with respect to such Distribution Date:

Month	Distribution Date	Loss Percentage
December 2008 to
37-48	November 2009	[TBD%]
December 2009 to
49-60	November 2010	[TBD%]
December 2010 to
61-72	November 2011	[TBD%]
December 2011 and
73+	thereafter	[TBD%]

Targeted Percentages:

After the Stepdown Date and if a Trigger Event is not in effect, the classes should be paid down so that their balances conform to the following percentages of the ending collateral balance for each Distribution Date:

	Class	Target Percent
	1-A	[79.66%]
	1-M1	[90.72%]
	1-M2	[95.34%]
	1-M3	[99.30%]

For the class 1-A Certificates, the target balance is approximately [79.66%] of the ending collateral balance.  For the Class 1-M-1 Certificates, the target balance is met when the aggregate balance of the Class 1-A and the Class 1-M1 Certificates is approximately [90.72%] of the ending collateral balance.  For the Class 1-M2 Certificates, the target balance is met when the aggregate balance of the Class 1-A, Class 1-M1 and the Class 1-M2 Certificates is approximately [95.34%] of the ending collateral balance.  For the Class 1-M3 Certificates, the target balance is met when the aggregate balance of the Class 1-A, Class 1-M1, Class 1-M2 and the Class 1-M3 Certificates is approximately [99.30%] of the ending collateral balance.  Prior to the Stepdown Date or when a Trigger Event is in effect, the classes will be paid down sequentially until the aggregate certificate principal balance equals the Target Amount.

SUMMARY OF TERMS

Interest Payment Priority:

On each Distribution Date, the Pool 1 interest remittance amount for such date will be distributed as follows:

1)

To pay interest, pro rata, to the Senior Certificates;

2)

To pay interest to the Class 1-M1, Class 1-M2 and Class 1-M3 Certificates, in that order; and

3)

All remaining amounts of interest will be used as excess interest for the following:

a.

To build and maintain the overcollateralization amount;

b.

To pay back Basis Risk Shortfalls, by seniority;

c.

To pay back previous writedown amounts on the Class 1-M1, Class 1-M2 and Class 1-M3 Certificates, in that order; and

d.

To pay the Class 1-X Certificate.

Class 1-A Certificates Principal Payment Priority:

On each Distribution Date, the Pool 1 principal allocated to the Class 1-A Certificates for such date will be distributed as follows:

1)

On a pro-rata basis amongst the following:

a.

Sequentially to the Class 1-A1, Class 1-A2 and Class 1-A3 Certificates, in that order, until reduced to zero

b.

To the Class 1-A4 Certificates until reduced to zero

Application of Realized Losses:

Realized losses on the Mortgage Loans in Pool 1 will have the effect of reducing amounts distributable in respect of, first, the Class 1-X Certificates (both through the application of Pool 1 Monthly Excess Interest to fund such deficiency and through a reduction in the Pool 1 Overcollateralization Amount for the related Distribution Date); second, the Class 1-M3 Certificates; third, the Class 1-M2 Certificates; and fourth , the Class 1-M1 Certificates. If the applicable subordination provided by the subordinate certificates is insufficient to absorb losses, then the losses realiz ed by the applicable pool will be allocated pro rata to the related class of senior certificates as a principal deficiency; provided, that the principal deficiency will not reduce the principal amount of the applicable senior certificates but rather interest accrued on the amount of the principal deficiency. Note that the portion of the principal amount represented by the principal deficiency will not be repaid unless future amounts of excess interest are available to pay it; provided, however, that principal deficiencies that would otherwise be allocated to the Class 1-A1, Class 1-A2 and Class 1-A3 Certificates will first be allocated to the Class 1-A4 Certificates until the principal deficiency allocated to the Class 1-A4 Certificates is equal to the principal amount of the Class 1-A4 Certificates.

Interest Rate Swap Agreement

The [36-month] Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate as set forth in the table below on the swap notional amount (as shown below) in each period. The strike rate shown below is not final and is subject to change. The Trust will receive payments equal to an annual rate of [one-month LIBOR] on the swap notional amount for each period over the life of the Swap Agreement. Payments on both legs of the swap are calculated on an actual/360 basis. The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Strike Rate (%)	Month	Approximate Notional Balance ($)	Strike Rate (%)
1	$422,106,353.62	4.2400	19	245,000,874.26	4.9499
2	409,098,245.04	4.4976	20	237,741,115.65	4.9585
3	396,525,583.63	4.5707	21	230,694,962.77	4.9595
4	384,435,450.60	4.6729	22	223,856,114.62	4.9592
5	373,073,507.65	4.8377	23	217,218,050.84	4.9596
6	362,045,730.07	4.9184	24	209,524,007.27	4.9611
7	351,342,457.54	4.9930	25	199,315,083.23	4.9523
8	340,954,268.36	5.0008	26	189,625,914.97	4.9562
9	330,871,616.56	5.0115	27	180,432,554.65	4.9602
10	321,085,523.31	5.0264	28	171,707,003.49	4.9641
11	311,587,273.46	5.0289	29	163,431,307.23	4.9681
12	302,368,407.80	5.0181	30	155,601,168.52	4.9720
13	293,421,012.21	5.0071	31	149,231,716.63	4.9759
14	284,736,839.84	5.0433	32	143,122,524.79	4.9799
15	276,308,117.13	4.9643	33	137,261,179.70	4.9838
16	268,127,336.49	4.9531	34	131,616,284.68	4.9878
17	260,187,210.82	4.9559	35	126,083,463.65	4.9917
18	252,480,684.76	4.9531	36	120,463,634.70	4.9957

Effective Available Funds Cap Schedule*(1)(2)(3)(4)

*The Effective Available Funds Cap is shown for the first 36 Distribution Dates.

Period	Group 1 Effective Available Funds Cap (%)	Period	Group 1 Effective Available Funds Cap (%)
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18	17.27628 16.79357 16.70671 17.26930 16.80835 17.06461 16.76679 16.98454 16.74594 16.72983 16.95625 16.85469 17.09928 16.83098 16.90808 17.65968 16.92052 17.26787	19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36	17.03875 17.26409 17.02764 17.02839 17.28824 17.89115 17.97441 17.51268 17.32363 17.69168 16.97746 17.74167 17.35101 17.55655 17.28833 17.21230 17.86379 18.39084

(1)

Based on one-month LIBOR, six-month LIBOR, one-year LIBOR and one-year CMT of 15 % for each period.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Assumes no losses.

(4)

The Effective Available Funds Cap includes Net Swap Payments.

COLLATERAL SUMMARY - POOL 1

LXS 2005-8 –Collateral Summary as of Cut-off Date – Pool 1

Total Number of Loans	1,533	Occupancy Status
Total Outstanding Loan Balance	$422,106,353	Primary Home	62.67%
Average Loan Principal Balance	$275,346	Investment	31.00%
Percentage of loans with Prepayment Penalties	44.66%	Second Home	6.32%
Weighted Average Coupon	6.770%
Weighted Average Margin	3.635%
Weighted Average Original Term (mo.)	357	Geographic Distribution
Weighted Average Remaining Term (mo.)	355	(Other states account individually for less than 5% of the Cut-off Date principal balance.)
Weighted Average Loan Age (mo.)	2
Original LTV >80 and no MI	0.16%	CA	24.85%
Weighted Average Original LTV	76.033%	VA	10.72%
Non-Zero Weighted Average FICO	706	FL	9.54%
Percentage of Loans with IO Terms	80.50%	AZ	8.54%
		MD	5.42%
		SC	5.01%

		Lien Position
		First	100.00%

Collateral Characteristics - Pool 1

Collateral characteristics are listed below as of the Cut-Off Date

Scheduled Principal Balances
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
($)
0.01 - 50,000.00	34	$1,307,185.84	0.31%
50,000.01 - 100,000.00	235	17,815,836.36	4.22
100,000.01 - 150,000.00	251	31,575,068.21	7.48
150,000.01 - 200,000.00	216	37,797,627.76	8.95
200,000.01 - 250,000.00	179	40,482,505.90	9.59
250,000.01 - 300,000.00	125	34,072,173.79	8.07
300,000.01 - 350,000.00	88	28,698,379.02	6.80
350,000.01 - 400,000.00	96	36,201,964.67	8.58
400,000.01 - 450,000.00	60	25,771,888.39	6.11
450,000.01 - 500,000.00	57	27,181,872.28	6.44
500,000.01 - 550,000.00	43	22,545,815.37	5.34
550,000.01 - 600,000.00	40	22,867,651.30	5.42
600,000.01 - 650,000.00	36	22,813,550.00	5.40
650,000.01 - 700,000.00	9	6,085,064.53	1.44
700,000.01 - 750,000.00	15	10,914,796.30	2.59
750,000.01 - 800,000.00	4	3,140,700.00	0.74
800,000.01 - 850,000.00	4	3,353,225.00	0.79
850,000.01 - 900,000.00	6	5,323,000.00	1.26
900,000.01 - 950,000.00	4	3,743,747.00	0.89
950,000.01 - 1,000,000.00	15	14,757,551.71	3.50
1,000,000.01 >=	16	25,656,750.19	6.08
Total:	1,533	$422,106,353.62	100.00%
Min: $25,000
Max: $2,665,000
Avg: $275,346

	Mortgage Rates
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
(%)
3.501 - 4.000	1	$240,000.00	0.06%
4.001 - 4.500	4	3,504,945.00	0.83
4.501 - 5.000	58	27,767,999.80	6.58
5.001 - 5.500	72	26,456,506.71	6.27
5.501 - 6.000	165	49,366,815.92	11.70
6.001 - 6.500	278	68,411,942.46	16.21
6.501 - 7.000	325	85,875,398.73	20.34
7.001 - 7.500	254	60,969,351.11	14.44
7.501 - 8.000	194	48,903,906.17	11.59
8.001 - 8.500	152	41,608,048.52	9.86
8.501 - 9.000	30	9,001,439.20	2.13
Total:	1,533	$422,106,353.62	100.00%
Min: 3.750%
Max: 8.875%
Weighted Avg: 6.770%

Original Terms to Stated Maturity
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
241 – 300 301 - 360	39 1,494	$22,683,160.00 399,423,193.62	5.37% 94.63
Total:	1,533	$422,106,353.62	100.00%
Min: 300 Max: 360 Weighted Avg: 357

Remaining Terms to Stated Maturity
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Poo Principal Balance
241 – 300 301 - 360	39 1,494	$22,683,160.00 399,423,193.62	5.37% 94.63
Total:	1,533	$422,106,353.62	100.00%
Min: 298 Max: 360 Weighted Avg: 355

	Interest Only Term
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None 24 36 60 120	441 7 23 553 509	$82,301,469.11 2,770,850.00 9,185,543.43 139,374,261.55 188,474,229.53	19.50% 0.66 2.18 33.02 44.65
Total:	1,533	$422,106,353.62	100.00%
Non-Zero Min: 24 Max: 120 Non-Zero Weighted Avg: 92

Original Loan-to-Value Ratio
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.001 - 20.000 20.001 - 30.000 30.001 - 40.000 40.001 - 50.000 50.001 - 60.000 60.001 - 70.000 70.001 - 80.000 80.001 - 90.000 90.001 - 100.000	2 4 3 12 34 149 1,294 31 4	$630,000.00 514,000.00 867,000.00 3,655,042.08 17,821,881.49 65,067,481.26 327,810,699.09 5,161,864.30 578,385.40	0.15% 0.12 0.21 0.87 4.22 15.41 77.66 1.22 0.14
Total:	1,533	$422,106,353.62	100.00%
Min: 13.750% Max: 95.000% Weighted Avg: 76.033%

FICO Score
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance

520 - 539	1	$537,051.89	0.13%
580 - 599	2	449,111.23	0.11
600 - 619	5	1,321,164.69	0.31
620 - 639	92	29,234,324.47	6.93
640 - 659	125	42,776,325.91	10.13
660 - 679	180	46,825,232.66	11.09
680 - 699	297	80,311,597.66	19.03
700 - 719	228	62,861,934.34	14.89
720 - 739	193	50,361,140.72	11.93
740 - 759	156	41,390,487.45	9.81
760 - 779	147	37,578,952.53	8.90
780 - 799	80	19,342,762.88	4.58
800 - 819	27	9,116,267.19	2.16
Total:	1,533	$422,106,353.62	100.00%
Non-Zero Min : 528
Max: 816
Non-Zero Weighted Avg: 706

Loan Purpose
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase Cash Out Refinance Rate/Term Refinance	1,300 173 60	$327,100,830.89 72,234,861.51 22,770,661.22	77.49% 17.11 5.39
Total:	1,533	$422,106,353.62	100.00%

Property Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family Planned Unit Development Condominium 2 Family 3 Family 4 Family SF Detached Condotel SF Attached Townhouse	766 409 190 84 37 34 9 2 1 1	$206,972,145.70 128,222,360.82 43,237,176.07 18,980,248.32 12,325,651.44 10,462,865.82 1,410,333.32 238,947.24 139,200.00 117,424.89	49.03% 30.38 10.24 4.50 2.92 2.48 0.33 0.06 0.03 0.03
Total:	1,533	$422,106,353.62	100.00%

Product Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2/28 ARM (Libor) 3/27 ARM (Libor) 5/25 ARM (Libor) 6 Month Libor ARM 2/1 ARM 3/1 ARM 3/1 ARM (Libor)	584 447 258 158 8 18 60	$145,599,724.56 108,674,322.47 71,950,862.24 74,363,814.25 1,267,245.72 3,209,633.66 17,040,750.72	34.49% 25.75 17.05 17.62 0.30 0.76 4.04
Total:	1,533	$422,106,353.62	100.00%

States – Top 10
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
California Virginia Florida Arizona Maryland South Carolina Texas Nevada Utah New York Other	241 135 167 128 87 41 109 50 55 24 496	$104,882,098.77 45,249,843.77 40,289,358.85 36,048,869.23 22,863,912.36 21,157,915.45 15,024,480.09 13,739,732.41 12,899,617.19 10,747,460.27 99,203,065.23	24.85% 10.72 9.54 8.54 5.42 5.01 3.56 3.26 3.06 2.55 23.50
Total:	1,533	$422,106,353.62	100.00%

Index
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
6 Month Libor (1st Business Day) 1 Year Libor (WSJ/1 Mo Lead) 1 Year CMT (Weekly)	1,447 62 24	$400,588,723.52 17,300,127.70 4,217,502.40	94.90% 4.10 1.00
Total:	1,533	$422,106,353.62	100.00%

Originator
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance

AURORA LOAN SERVICES LLC

BAY CAPITAL

BAY CAPITAL CORPORATION

FIRST GUARATY MORTGAGE

CORP

GMAC

GREENPOINT MORTGAGE

HSBC MORTGAGE

MORTGAGE NETWORK

OHIO SAVINGS BANK

SOUTHSTAR FUNDING

WASHINGTON MUTUAL

WELLS FARGO HOME

MORTGAGE

	1,225 11 11 145 1 11 20 39 54 14 1 1	$331,871,169.71 2,696,095.40 2,200,980.71 39,473,833.90 240,000.00 1,964,205.00 9,622,538.19 22,683,160.00 8,228,876.65 2,234,533.32 735,821.30 155,139.44	78.62% 0.64 0.52 9.35 0.06 0.47 2.28 5.37 1.95 0.53 0.17 0.04
Total:	1,533	$422,106,353.62	100.00%

Original Prepayment Penalty in Years
(Years)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None 0.333 0.417 0.500 0.583 1.000 2.000 3.000	814 16 2 26 1 24 243 407	$233,594,006.41 7,064,239.37 757,200.00 10,986,529.86 228,000.00 8,271,836.63 61,796,670.02 99,407,871.33	55.34% 1.67 0.18 2.60 0.05 1.96 14.64 23.55
Total:	1,533	$422,106,353.62	100.00%

Documentation Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Limited Full No Documentation No Ratio Stated No Income/No Asset Reduced No Income Verification	678 442 156 125 113 16 2 1	$201,362,099.30 101,036,276.90 44,243,856.80 41,033,597.13 30,876,127.04 2,494,586.17 921,610.28 138,200.00	47.70% 23.94 10.48 9.72 7.31 0.59 0.22 0.03
Total:	1,533	$422,106,353.62	100.00%

Gross Margin
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance

(%)
1.001 - 1.500	2	$2,706,875.00	0.64%
1.501 - 2.000	37	19,976,285.00	4.73
2.001 - 2.500	278	92,255,754.55	21.86
2.501 - 3.000	327	95,795,083.50	22.69
3.001 - 3.500	19	3,317,506.19	0.79
3.501 - 4.000	59	15,815,092.36	3.75
4.001 - 4.500	122	32,269,058.12	7.64
4.501 - 5.000	677	157,740,839.93	37.37
5.501 - 6.000	2	519,930.00	0.12
6.001 - 6.500	1	94,290.00	0.02
6.501 - 7.000	6	1,116,153.04	0.26
7.001 - 7.500	2	267,650.00	0.06
7.501 - 8.000	1	231,835.93	0.05
Total:	1,533	$422,106,353.62	100.00%
Min: 1.500%
Max: 7.740%
Weighted Avg: 3.635%

Initial Periodic Rate Cap
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance

(%)
0.000	39	$22,683,160.00	5.37%
1.000	143	56,371,282.97	13.35
1.500	1	240,000.00	0.06
2.000	758	178,062,470.57	42.18
3.000	170	45,748,925.50	10.84
4.250	1	246,800.00	0.06
4.625	1	181,600.00	0.04
5.000	34	7,610,405.00	1.80
6.000	386	110,961,709.58	26.29
Total:	1,533	$422,106,353.62	100.00%
Min: 1.000%
Max: 6.000%
Weighted Avg: 3.144%

Subsequent Periodic Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.000 1.000 1.500 2.000	39 346 1 1,147	$22,683,160.00 109,634,014.99 240,000.00 289,549,178.63	5.37% 25.97 0.06 68.60
Total:	1,533	$422,106,353.62	100.00%
Min: 1.000% Max: 2.000% Weighted Avg: 1.725%

Maximum Rate
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
(%)
10.001 - 10.500	4	$1,974,166.17	0.47%
10.501 - 11.000	28	10,032,086.10	2.38
11.001 - 11.500	73	25,404,417.09	6.02
11.501 - 12.000	210	73,387,178.62	17.39
12.001 - 12.500	276	68,393,285.91	16.20
12.501 - 13.000	324	85,400,074.73	20.23
13.001 - 13.500	254	60,691,751.11	14.38
13.501 - 14.000	184	46,648,206.17	11.05
14.001 - 14.500	148	40,756,948.52	9.66
14.501 - 15.000	30	9,001,439.20	2.13
18.501 - 19.000	1	170,000.00	0.04
20.001 - 20.500	1	246,800.00	0.06
Total:	1,533	$422,106,353.62	100.00%
Min: 10.250%
Max: 20.250%
Weighted Avg: 12.814%

Floor
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance

(%)
1.001 - 1.500	2	$2,706,875.00	0.64%
1.501 - 2.000	37	19,976,285.00	4.73
2.001 - 2.500	272	90,879,274.55	21.53
2.501 - 3.000	73	24,575,484.26	5.82
3.001 - 3.500	17	2,620,081.30	0.62
3.501 - 4.000	57	15,066,772.36	3.57
4.001 - 4.500	120	31,663,879.30	7.50
4.501 - 5.000	20	3,956,674.80	0.94
5.001 - 5.500	5	995,799.98	0.24
5.501 - 6.000	62	14,143,916.67	3.35
6.001 - 6.500	153	34,095,065.74	8.08
6.501 - 7.000	228	58,115,909.53	13.77
7.001 - 7.500	187	42,667,406.23	10.11
7.501 - 8.000	144	37,054,680.62	8.78
8.001 - 8.500	131	36,609,759.08	8.67
8.501 - 9.000	25	6,978,489.20	1.65
Total:	1,533	$422,106,353.62	100.00%
Min: 1.500%
Max: 8.875%
Weighted Avg: 5.246%

Next Rate Adjustment Date
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2005-03	1	$735,821.30	0.17%
2005-12	2	800,000.00	0.19
2006-01	2	361,450.00	0.09
2006-02	9	4,583,607.87	1.09
2006-03	35	18,485,260.00	4.38
2006-04	61	31,129,428.38	7.37
2006-05	49	19,004,068.00	4.50
2006-07	1	57,939.93	0.01
2006-08	2	224,968.55	0.05
2006-09	1	284,123.12	0.07
2006-11	1	75,164.11	0.02
2006-12	2	440,837.14	0.10
2007-03	1	111,111.23	0.03
2007-04	1	206,391.86	0.05
2007-06	7	1,381,791.74	0.33
2007-07	9	1,664,522.65	0.39
2007-08	32	8,284,482.21	1.96
2007-09	66	13,485,051.40	3.19
2007-10	312	81,910,216.69	19.41
2007-11	180	42,433,051.66	10.05
2007-12	5	1,650,248.09	0.39
2008-01	6	800,159.49	0.19
2008-02	3	583,499.99	0.14
2008-03	4	769,989.05	0.18
2008-04	20	4,606,123.44	1.09
2008-05	13	3,800,433.18	0.90
2008-06	7	1,121,529.02	0.27
2008-07	18	4,509,741.31	1.07
2008-08	35	9,599,244.59	2.27
2008-09	72	16,838,619.68	3.99
2008-10	162	43,471,193.70	10.30
2008-11	156	36,745,422.00	8.71
2010-02	1	200,250.00	0.05
2010-03	1	105,600.00	0.03
2010-04	2	161,230.04	0.04
2010-06	2	200,635.82	0.05
2010-07	17	2,508,453.02	0.59
2010-08	20	3,054,010.24	0.72
2010-09	64	13,055,603.50	3.09
2010-10	115	31,351,282.62	7.43
2010-11	36	21,313,797.00	5.05
Total:	1,533	$422,106,353.62	100.00%

Transaction Contacts

MBS Trading and Structuring

Khalil Kanaan	(212) 526-8320
Brian Hargrave	(212) 526-8320
Hemanth Nagaraj	(212) 526-8320
Sandeep Bharatwaj	(212) 526-8320	MBS Banking
Joe Kelly	(212) 526-4274
Brian Lin	(212) 526-0876
Maxine Wolfowitz	(212) 526-2751